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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)            20-Jun-96


          The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Pooling and Servicing Agreement dated as of November 30, 1995 providing for the issuance of TMS Auto Grantor Trust Asset Backed Certificates, Series 1995-2)


                             The Money Store Inc.

                            TMS Auto Holdings, Inc.
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                   33-94518                  22-6680064

      State or other            (Commission               (IRS Employer
      jurisdiction              File Number)                ID Number)
      incorporation)


      2840 Morris Avenue, Union, New Jersey                     07083
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                              908-686-2000


                                      n/a
      (Former name or former address, if changed since last report)
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                Item 5          Other Events



          Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the June 20, 1996 Remittance Date.
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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          THE MONEY STORE INC.
                                          TMS AUTO HOLDINGS, INC.



Dated:  June 20, 1996                     By: /s/ James K. Ransom
                                             ---------------------------
                                             James K. Ransom
                                             Vice President









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
                                TMS AUTO RECEIVABLES TRUST 1995-2
                                 5.90% Asset Backed Certificates


                    IN ACCORDANCE WITH SECTION 14.09 OF THE POOLING AND SERVICING
                    AGREEMENT DATED AS  OF  DECEMBER 19, 1995, THE MONEY STORE AUTO
                    FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
                    TO SERIES 1995 - 2 FOR THE JUNE 13, 1996 DETERMINATION DATE

             DISTRIBUTION DATE         06/20/96      MONTHLY PERIOD        May-96
A. Information Regarding the Current Monthly Distribution :

   I.    CERTIFICATES

            (a)  The aggregate amount of the distribution to
                 Certificateholders from the Collection Account                    2,104,593.85

            (b)  The amount of the distribution set forth in  A. 1. (a)
                  above in respect of interest from the Collection Account           266,346.97

            (c)  The amount of the distribution set forth in  A. 1. (a)
                  above in respect of principal from the Collection Account        1,838,246.88

            (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                  on the Policy (Deficiency Claim Amount)                                  0.00

            (e)  The amount of the distribution set forth in  A. 1. (a)
                  above per $1,000 interest                                          35.0765642

            (f)  The amount of the distribution set forth in  A. 1. (b)
                  above per $1,000 interest                                           4.4391162

            (g)  The amount of the distribution set forth in  A. 1. (c)
                  above per $1,000 interest                                          30.6374480

            (h)  The amount of the distribution set forth in  A. 1. (d)
                  above per $1,000 interest                                           0.0000000


B. Information Regarding the Performance of the Trust :

   I.    POOL AND CERTIFICATE BALANCES

            (a)  The Pool Balance as of the close of business
                  on the last day of the preceding Monthly Period                 50,586,524.89

            (b)  The Certificate Balance as of the close of business
                  on the last day of the preceding Monthly Period, after
                  giving effect to payments allocated to principal set
                  forth in Paragraph  A. 1. (c)  above                            50,586,524.89

            (c)  The Certificate Factor as of the close of business on the
                  last day of the preceding Monthly Period                            0.8431087

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
2.    SERVICING FEE

         (a)  The aggregate amount of the Servicing Fee paid to the
              Servicer with respect to the preceding Monthly Period
              from the Collection Account                                                    118,364.54
         (b)  The amount of such Servicing Fee per $ 1,000 interest                           1.9727423
         (c)  The amount of any unpaid Servicing Fee                                               0.00
         (d)  The change in the amount of any unpaid Servicing Fee
              from the previous Distribution Date                                                  0.00

3.    OTHER FEES

         (a)  The aggregate amount of Trustee Fees paid to the Trustee
              from the Collection Account                                                        333.33
         (b)  The aggregate amount of Insurance Premium paid to the
              Certificate Insurer from the Collection Account                                 10,538.86

4.    PAYMENT SHORTFALLS

         (a)  The amount of the Interest Carryover Shortfall after
              giving effect to the payments set forth in Paragraph
              A. 1. (b) above                                                                      0.00
         (b)  The amount of such Interest  Carryover  Shortfall
              per  $1,000  Interest                                                           0.0000000
         (c)  The change in the amount of the Interest Carryover Shortfall
              from the previous Distribution Date                                                  0.00
         (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
              A. 1. (c) above                                                                      0.00
         (e)  The amount of such Principal  Carryover  Shortfall
              per $1,000 Interest                                                              0.0000000
         (f)  The change in the amount of the Principal Carryover Shortfall
              from the previous Distribution Date                                                   0.00

5.    REALIZED LOSSES

         (a)  Realized Losses for the Period funded by the Spread Account                    248,074.73
                                  1.  Cram Down Losses                   2,673.44
                                  2.  Losses on Liquidated Receivables   245,401.29
         (b)  Aggregate Realized Losses, if any,
                                  1.  Preceding Monthly Period            May-96             692,279.51
                                  2.  Second preceding Monthly Period     Apr-96             444,204.78

6.    PURCHASE AMOUNTS

         The aggregate Purchase Amounts for Receivables,
         if any, that were repurchased in such period                                              0.00

7.    PAYAHEAD ACCOUNT

         (a)  The aggregate Payahead Balance                                                 108,311.59
         (b)  The change in the Payahead Balance from the
              previous Distribution Date                                                      23,357.79
                 (1)  The aggregate Payaheads pursuant to Section 14.03
                      for the Monthly Period which were transferred from
                      the Collection Account to the Payhead Account.           39,748.13
                 (2)  The portion of the Payaheads constituting Scheduled
                      Payments on PreComputed Receivables or the portion
                      that are applied to Prepay a PreComputed Receivable in
                      full pursuant to Section 14.03 which were transferred from
                      the Payahead Account to the Collection Account.          16,390.34
         (c)  The investment earnings on funds in the Payahead Account
              (transferred from the Payahead to the Collection Account) and
              remitted to the Seller as Supplemental Servicing Fee                               364.95

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
      8.    SPREAD ACCOUNT

               (a)  The Spread Account balance after giving effect to
                    distributions made on such Distribution Date                               5,058,652.49
               (b)  The change in the Spread Account balance on such
                    Distribution Date                                                            148,462.72
               (c)  The Amount withdrawn from the Spread Account and
                    payable to the Certificateholders (Deficiency Claim Amount)                        0.00
               (d)  The Amount withdrawn from the Spread Account and
                    payable to the Seller (Remaining Funds).                                      65,140.32
               (e)  The investment earnings on funds in the Spread Account
                    (transferred from the Spread to the Collection Account) and
                    remitted to the Seller as Supplemental Servicing Fee                          17,429.99

      9.    THE POLICY

               The amount distributable from the Policy and payable to the
               Certificateholders, after giving effect to withdrawals from the
               Spread Account (Deficiency Claim Amount)                                                0.00

      10.   THE NOTICES

               (a)  Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                             $0.00 to be withdrawn from the Spread Account to fund the
                    amount payable on the related Distribution Date for items (i) thru (v)
                    of Section 14.06 (b)

               (b)  Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                             $0.00 to be withdrawn from the Policy to fund the amount
                    payable on the related Distribution Date for items (i) thru (v) of
                    Section 14.06 (b)

      11.   TERMINATION OF TRUST

               The amount to be distributed to the Certificateholders from the Collection
               Account pursuant to the Termination of the Trust (Section 20.01)                        0.00

      12.   OTHER INFORMATION

               Pursuant to Section 13.09 (b) (i)
               (a)  Delinquency Ratio                                    4.5527%
               (b)  Average Delinquency Ratio                            4.3960%
               (c)  Default Rate                                         9.0265%
               (d)  Average Default Rate                                 6.1944%
               (e)  Net Loss Rate                                        5.6172%
               (f)  Average Net Loss Rate                                4.6599%

               Pursuant to Section 13.09 (b) (ii)
               Trigger Event occurred as of                              NO

               Pursuant to Section 13.09 (b) (iii)
               Prior Trigger Event Deemed Cured as of                    NO

               Pursuant to Section 13.09 (b) (iv)
               Insurance Agreement Event of Default                      NO

      **NOTE** Pursuant to Section 14.02 (b)
               Amount deposited into the Collection Account due to
               mistaken deposits, postings or checks returned for
               insufficient funds to be reimbursed to the Servicer                                     0.00

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
13.    PRE-FUND ACCOUNT

         (a)  The Pre-Fund Account balance after giving effect to
              distributions made on such Distribution Date                                         0.00
         (b)  The Pre-Fund Account Balance per $ 1,000 interest                               0.0000000
         (c)  The Amount withdrawn from the Pre-Fund Account and transferred
              to the Collection Account (payable to the Certificateholders)                        0.00
         (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest                0.0000000
         (e)  The interest earnings on funds in the Pre-Fund Account
              (transferred from the Pre-Fund to the Collection Account) and
              remitted to the Seller as Supplemental Servicing Fee                                 0.00

14.    CAPITALIZED INTEREST ACCOUNT

         (a)  The Capitalized Interest Account balance after giving effect to
              distributions made on such Distribution Date                                         0.00
         (b)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
              Certificateholders)                                                                  0.00
         (c)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
              Sellers)                                                                             0.00
         (e)  The interest earnings on funds in the Capitalized Interest Account
              (transferred from the Capitalized Interest to the Collection Account)
              and remitted to the Seller as Supplemental Servicing Fee                             0.00

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I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc.
complied with section 13.09 of the Pooling and Servicing Agreement dated December 19, 1995 pertaining to Series 1995 - 2 in preparing the accompanying Servicer's Certificate.


                           THE MONEY STORE AUTO FINANCE INC.






                           By: /s/ Harry Puglisi
                              ------------------------------
                                   HARRY  PUGLISI
                                   TREASURER